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                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors of Sequoia Software Corporation, Inc., a Maryland corporation (the "Corporation"), hereby constitute and appoint Richard C. Faint, Jr., Mark A. Wesker and Edwin M. Martin, Jr., and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Registration Statement on Form S-8 (or other appropriate form) relating to the proposed issuance of Common Stock and other securities pursuant to the exercise of stock options granted under the 2000 Stock Incentive Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                                     Title                                               Date
---------                                                     -----                                               ----

/s/ RICHARD C. FAINT, JR.                           Chief Executive Officer and                                May 12, 2000
----------------------------                     Chairman of the Board of Directors
Richard C. Faint, Jr.                              (Principal Executive Officer)

/s/ GREGORY G. HEARD                         Chief Financial Officer, Vice President and                       May 12, 2000
----------------------------                                 Treasurer
Gregory G. Heard                                   (Principal Financial Officer)

/s/ MARC E. RUBIN                            Chief Accounting Officer and Vice President                       May 12, 2000
----------------------------                          (Chief Accounting Officer)
Marc E. Rubin

/s/ MARK A. WESKER                              President, Chief Operating Officer and                         May 12, 2000
----------------------------                                  Director
Mark A. Wesker

/s/ WILLIAM M. GUST II
----------------------------                                  Director                                         May 12, 2000
William M. Gust II

/s/ JONATHAN I. GRABEL
----------------------------                                  Director                                         May 12, 2000
Jonathan I. Grabel

/s/ ANDREW J. FILIPOWSKI
----------------------------                                  Director                                         May 12, 2000
Andrew J. Filipowski

/s/ MARVIN W. ADAMS
----------------------------                                  Director                                         May 12, 2000
Marvin W. Adams


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
/s/ LAWRENCE A. BETTINO
----------------------------                                  Director                                       May 12, 2000
Lawrence A. Bettino

/s/ RICHARD R. ROSCITT
----------------------------                                  Director                                       May 12, 2000
Richard R. Roscitt